Exhibit 10.24


                                 FIRST AMENDMENT
                                     OF THE
                        CONSECO DEFERRED COMPENATION PLAN
                        (Effective as of January 1, 2007)


     WHEREAS, Conseco Services, LLC (the "Company") maintains the Conseco Deferred Compensation Plan (Effective as of January 1, 2007) (the "Plan"); and

     WHEREAS, the Company desires to amend to the Plan to permit designated Plan participants to schedule distribution dates for Company contributions made to the Plan on their behalf;

     NOW, THEREFORE, pursuant to the power reserved to the Company under Section
12.2 of the Plan and delegated to the undersigned officer of the Company, the Plan is hereby amended, effective as of January 1, 2007, in the following particulars:

     1. By deleting the period at the end of subsection 1.8(e) and inserting the following:

          "; or"

     2.   By adding a new subsection 1.8(f) to read as follows:

          "(f) A Scheduled Distribution."

     3.   By replacing Section 4.1 in its entirety with the following:

          "4.1 Scheduled Distribution. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution, in the form of a lump sum payment, from the Plan with respect to all or a portion of the Annual Deferral Amount. In addition, a Participant may elect a Scheduled Distribution for a Company Contribution Amount or a Supplemental Contribution Amount or both (as permitted by the Committee in its sole discretion), provided that the election is delivered to the Committee either (i) within thirty (30) days of the Participant's commencement date and accepted by the Committee, or (ii) by the December 31st preceding the Plan Year in which the Company Contribution Amount or Supplemental Contribution Amount or both are deposited in the Participant's Annual Account, or before such other deadline established by the Committee in accordance with the requirements of Code Section 409A and related Treasury guidance or Regulations.

          The Scheduled Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount and/or Company Contribution Amount or Supplemental Contribution Amount the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above

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          on that amount, calculated as of the close of business on or as soon as reasonably practicable following the date on which the Scheduled Distribution becomes payable. Subject to the other terms and conditions of this Plan, each Scheduled Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of the Plan Year designated by the Participant (the "Scheduled Distribution Date"). The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year to which the Participant's deferral election described in
          Section 3.3 relates, unless otherwise provided on an Election Form approved by the Committee in its sole discretion. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts, Company Contribution Amounts and/or Supplemental Contribution Amounts that are earned in the Plan Year commencing January 1, 2007, the earliest Scheduled Distribution Date that may be designated by a Participant would be January 1, 2011, and the Scheduled Distribution would become payable during the sixty (60) day period commencing immediately after such Scheduled Distribution Date."

     4. By adding the words ", Company Contribution Amount or Supplemental Contribution Amount or both" after the words "Annual Deferral Amount" in the first sentence of Section 4.3.


     IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 4th day of March, 2008, but effective as of January 1, 2007.

                                       CONSECO SERVICES, LLC

                                       /s/ Edward J. Bonach
                                       ----------------------------------------
                                       Edward J. Bonach, President

ATTEST:

/s/ Karl W. Kindig
-----------------------------
Karl W. Kindig